                     HARTFORD LEADERS (SERIES II AND IIR)
                           SEPARATE ACCOUNT SEVEN
                       HARTFORD LIFE INSURANCE COMPANY

                            FILE NO. 333-101932



    SUPPLEMENT DATED DECEMBER 22, 2004 TO THE PROSPECTUS DATED MAY 3, 2004

            SUPPLEMENT DATED DECEMBER 22, 2004 TO YOUR PROSPECTUS

Hartford is taking steps to develop a new suite of variable annuity contracts sometime in 2005. If you purchase this Contract on or after January 1, 2005, you may be eligible to receive an offer to exchange this Contract for one of the new variable annuity contracts.

Hartford will determine who is eligible for this offer. The offer may not be available to all Contract Owners or include every variable annuity contract Hartford offers. Hartford has not yet determined which Contract Owners or which variable annuities will be made an offer to exchange. We do know at this time that no variable annuity that offers a Payment Enhancement or that has no front-end Sales Charge and no Contingent Deferred Sales Charge will be part of the exchange offer program.

If you are interested in an exchange, and if we determine that you are eligible for this exchange offer, we will provide your registered representative with information. Your registered representative will speak with you about the offer. If you are eligible, we will provide information that will compare features of your current Contract with features of the new variable annuity contract to help you to make an informed decision about the exchange.

If you accept the offer, Hartford will credit your new variable annuity contract with the amount of time you have owned your current Contract. Your Death Benefit and optional riders and programs, if any, from the current Contract will not carry over to the new variable annuity contract. The new Death Benefit and all optional riders and programs will be calculated according to the provisions of the new contract without regard to the benefit amounts accumulated in the current Contract.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5130